                                                                     Exhibit 4.3




NUMBER                                                                 SHARES

CORA

   8.0% SERIES A CUMULATIVE                             8.0% SERIES A CUMULATIVE
        PREFERRED STOCK                                      PREFERRED STOCK

         $25 PER SHARE                                        $25 PER SHARE
    LIQUIDATION PREFERENCE                               LIQUIDATION PREFERENCE

                                                             CUSIP 22025Y 20 9
                                                              SEE REVERSE FOR
                                                           CERTAIN DEFINITIONS


                       CORRECTIONS CORPORATION OF AMERICA


THIS CERTIFIES THAT









IS THE REGISTERED HOLDER OF


    FULLY-PAID AND NON-ASSESSABLE 8.0% SERIES A CUMULATIVE PREFERRED STOCK,
       $25 PER SHARE LIQUIDATION PREFERENCE, PAR VALUE $.01 PER SHARE, OF

Corrections Corporation of America, transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. In Witness Whereof, the Corporation has caused the facsimile signatures of its duly authorized officers and the facsimile of its seal to be printed hereon.



[SEAL]



Dated:



COUNTERSIGNED AND REGISTERED:
                AMERICAN STOCK TRANSFER & TRUST COMPANY
                (NEW YORK, NEW YORK)

                         TRANSFER AGENT
                         AND REGISTRAR,


BY

       AUTHORIZED SIGNATURE        ------------------       --------------------
                                       SECRETARY                  PRESIDENT

                       CORRECTIONS CORPORATION OF AMERICA


        THE CORPORATION HAS THE AUTHORITY TO ISSUE SHARES OF CAPITAL STOCK OF MORE THAN ONE CLASS. THE CORPORATION WILL, ON REQUEST AND WITHOUT CHARGE, FURNISH A FULL STATEMENT OF THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTION OF THE SHARES OF CAPITAL STOCK OF EACH CLASS WHICH THE CORPORATION IS AUTHORIZED TO ISSUE. SUCH REQUESTS MAY BE MADE BY A STOCKHOLDER OF THE CORPORATION TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL OFFICE.


        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM  -- as tenants in common                                          UNIF GIFT MIN ACT               Custodian
        TEN ENT  -- as tenants by the entireties                                                    -------------           --------
        JT TEN   -- as joint tenants with right of                                                     (Cust)                (Minor)
                    survivorship and not as tenants                                                  Under Uniform Gifts to Minors
                    in common                                                                         Act
                                                                                                          ------------------
                                                                                                               (State)


   Additional abbreviations may also be used though not in the above list.

        For value received, ______________ hereby sell, assign and transfer unto

        PLEASE INSERT SOCIAL SECURITY OR OTHER
          IDENTIFYING NUMBER OF ASSIGNEE
        --------------------------------------

        --------------------------------------

-------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

------------------------------------------------------------------------ shares of the Series A Preferred Stock represented by the within certificate, and do hereby irrevocably constitute and appoint ___________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:

                   Signature:

                   ----------------------------------------------------------------------------------------------------
                   Notice:  The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.



                   Signature guaranteed:



                   -----------------------------------------------------------------------------------------------------
                   THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                   STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
                   AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.